SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                October 10, 2001



                             Fidelity Bancorp, Inc.
                             ----------------------
             (Exact name of Registrant as specified in its Charter)



        Pennsylvania                      0-22288             25-1705405
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(State or other jurisdiction           (SEC File No.)       (IRS Employer
of incorporation)                                        Identification Number)



1009 Perry Highway, Pittsburgh, Pennsylvania                    15237
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(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code:         (412) 367-3300
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                                 Not Applicable
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          (Former name or former address, if changed since last Report)

                                        INFORMATION TO BE INCLUDED IN REPORT
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Item 5.  Other Events
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         On October 10, 2001, Fidelity Bancorp, Inc. ("Fidelity") and Carnegie Financial Corporation ("Carnegie"), both Pennsylvania corporations, entered into an Agreement and Plan of Merger which sets forth the terms and conditions under which Carnegie will merge with and into Fidelity (the "Merger"). Consummation of the Merger is subject to the approval of the stockholders of Carnegie and the receipt of all required regulatory approvals, as well as other customary conditions.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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Exhibit 2.1 -- Agreement and Plan of Merger, dated as of October 10, 2001, between Fidelity Bancorp, Inc. and Carnegie Financial Corporation.*

Exhibit 99.1 -- Press Release dated October 10, 2001**

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* Incorporated by reference to the identically numbered exhibit to the Form 8-K filed by Carnegie Financial Corporation (Commission File number 0-24579) on October 12, 2001.
** Incorporated by reference to the Form 425 filed by Fidelity Bancorp, Inc. on October 10, 2001.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           Fidelity Bancorp, Inc.


Date:    October 12, 2001                  By:      /s/ William L. Windisch
                                                    ----------------------------
                                                    Chairman of the Board and
                                                    Chief Executive Officer